UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 14, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Lear Corporation (“Lear,” or the “Company”) approved awards consisting of restricted stock units (“RSUs”), stock-settled stock appreciation rights (“SARs”) and cash-settled performance units (“Performance Units”) under the Company’s Long-Term Stock Incentive Plan to certain officers and key employees. These awards were generally structured such that recipients received 35% of the total award value in the form of RSUs, 35% in SARs and the remaining 30% in Performance Units.
     Robert E. Rossiter, the Company’s Chairman, Chief Executive Officer and President, received 29,874 RSUs, 89,625 SARs and a target Performance Unit award of $768,210, Daniel A. Ninivaggi, Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary received 12,088 RSUs, 36,264 SARs and a target Performance Unit award of $310,830, Matthew J. Simoncini, Senior Vice President and Chief Financial Officer, received 10,188 RSUs, 30,561 SARs and a target Performance Unit award of $261,960, and James H. Vandenberghe, Vice Chairman, received 15,250 RSUs. In addition, Raymond E. Scott, Senior Vice President and President — North American Seating Systems, Louis R. Salvatore, Senior Vice President and President — Global Asian Operations/Customers, and James M. Brackenbury, Senior Vice President and President — European Operations, each received 9,076 RSUs, 27,225 SARs and a target Performance Unit award of $233,370. One-half of the RSUs vest after two years, and one-half after four years (except for Mr. Vandenberghe’s grant, which vests in its entirety after two years or his earlier retirement, in accordance with standard RSU terms and conditions); the SARs have a term of seven years and vest on the third anniversary of the grant date. Payment of each Performance Unit award is contingent on Lear attaining certain levels of the two equally-weighted performance measures of earnings growth (5%, 10% and 15% per year average growth for threshold, target and superior payouts, respectively) and improvement on return on invested capital (3%, 5% and 7% per year average improvement for threshold, target and superior payouts, respectively) during the 2008 to 2010 performance period. Otherwise, the terms of the Performance Unit awards are materially consistent with the terms of the performance unit awards for the 2007 to 2009 period. The foregoing summary of the terms of the Performance Unit awards is qualified in its entirety by reference to the full text of the form of Performance Unit award agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The terms of the RSU and SARs awards are materially consistent with the terms of prior awards previously disclosed by the Company.
     On November 14, 2007, the Compensation Committee approved performance share awards (“Performance Shares”) to certain members of Lear’s management for the 2007 to 2009 performance period. Mr. Rossiter received an award of 18,556 Performance Shares, Mr. Vandenberghe received 7,801 Performance Shares, Mr. Ninivaggi received 5,904 Performance Shares, Mr. Simoncini received 3,373 Performance Shares, Mr. Scott and Mr. Brackenbury each received 4,217 Performance Shares, and Mr. Salvatore received 3,879 Performance Shares. The number of Performance Shares actually earned will depend on the attainment of certain levels (threshold, target or superior) of the two equally-weighted performance measures of improvement on return on invested capital and relative return to shareholders compared to companies within the S&P 500 Index. The specific threshold, target and superior levels of these performance measures are identical to, and the remainder of the terms of the Performance Share awards are materially consistent with, those of the performance share awards for the 2006-2008 that were previously disclosed by Lear.

     On November 14, 2007, the Compensation Committee also approved an increase of Mr. Simoncini’s annual base salary from $500,000 to $575,000, effective November 15, 2007, and his annual incentive compensation target from 60% to 70% of his base salary, based on his recent promotion to the position of chief financial officer.
     On November 15, 2007, Lear entered into a new employment agreement (the “Employment Agreement”) with Mr. Rossiter. The terms of the Employment Agreement are generally consistent with the terms of his prior employment agreement except as described in this summary. The Employment Agreement has a fixed term from November 15, 2007 to December 31, 2010. The term of the Employment Agreement may be extended by one year by Lear before the end of the second year of the Employment Agreement. Mr. Rossiter’s base salary has been increased to $1,250,000 with a target bonus of no less than 150% of his base salary under Lear’s annual incentive compensation plan. The termination provisions of the Employment Agreement are materially consistent with the terms of Mr. Rossiter’s prior agreement, except that his severance benefit is reduced to one year’s salary and bonus in the third year of the Agreement. The Agreement also modifies and extends Mr. Rossiter’s non-competition obligations and contemplates that Mr. Rossiter will enter into a one-year consulting agreement with Lear upon the termination of the Agreement. The foregoing summary is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.
     On November 15, 2007, Lear entered into a consulting agreement (the “Consulting Agreement”) with Mr. Vandenberghe, effective upon his expected retirement from Lear on May 31, 2008. Under the terms of the Consulting Agreement, Mr. Vandenberghe will receive cash compensation of $700,000 during the one-year term of the Consulting Agreement and will provide transition, consulting and other related services to Lear. The restrictive covenants in his existing employment agreement will continue to apply until two years after the end of the consulting period. The foregoing summary is qualified by reference to the full text of the Consulting Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On November 14, 2007, the Board of Directors of the Company amended Article V of the By-Laws of the Company (the “By-Laws”), effective immediately, to authorize the issuance of uncertificated shares and set forth the rights of holders of uncertificated shares of stock of the Company and the procedures for the transfer of such uncertificated shares. The Company approved this amendment in connection with its compliance with the New York Stock Exchange rule requiring that securities listed on the exchange be eligible for a direct registration system by January 2008.
     The foregoing description of the amendment of the By-Laws is qualified in its entirety by reference to the full text of the By-Laws (as amended as of November 14, 2007) attached hereto as Exhibit 3.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Exhibit Description

3.1	By-Laws, as amended, of Lear Corporation.

10.1	Form of Cash-Settled Performance Unit Agreement for the three year period ending December 31, 2010

10.2	Employment Agreement, dated as of November 15, 2007, between Lear Corporation and Robert E. Rossiter

10.3	Consulting Agreement, dated as of November 15, 2007, between Lear Corporation and James H. Vandenberghe

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: November 16 , 2007	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	By-Laws, as amended, of Lear Corporation.

10.1	Form of Cash-Settled Performance Unit Agreement for the three year period ending December 31, 2010

10.2	Employment Agreement, dated as of November 15, 2007, between Lear Corporation and Robert E. Rossiter

10.3	Consulting Agreement, dated as of November 15, 2007, between Lear Corporation and James H. Vandenberghe

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